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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                               March 2, 2009
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                         THE BANKER'S STORE, INC
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           (Exact name of registrant as specified in its charter)

             New York                               22-3755756
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  (State or other jurisdiction of       (IRS Employer Identification Number)
   Incorporation or organization)

        1535 Memphis Junction Road
             Bowling Green, KY                            42101
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  (Address of principal executive offices)              (Zip code)

                              (270) 781-8453
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            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers

(b) On February 18, 2009 the Board of Directors of the Company met and voted to terminate the Company's President, Cynthia Hayden, and the Company's Chief Financial Officer, David Nail, effective March 2, 2009.

(c) On February 28, 2009, at a meeting of the Board of Directors, the Board appointed the following individuals to serve as executive officers of the Company:

(1) Thomas C. Cook, Esq., age 41, President. Mr. Cook is the founder of The Law Offices of Thomas C. Cook. Founded in 1997, The Law Offices of Thomas C. Cook is a law firm practicing primarily in the areas of corporate and securities law. From 1994 to 1996, Mr. Cook was the General Counsel for Laughlin Associates, Inc., a leading corporate services firm in the State of Nevada. Mr. Cook has an extensive background in the areas of initial and direct public offerings, private placements, corporate governance, hedge funds, and SEC compliance issues. During the 1995 Nevada State Legislative session, Mr. Cook was registered as a lobbyist, where he lobbied on behalf of the Nevada Association of Independent Businesses and the Nevada Resident Agents Association. Mr. Cook received his Bachelor of Arts degree from Occidental College, and his Juris Doctor degree from Whittier Law School. Mr. Cook is a member of the State Bar of Nevada and the State Bar of California.

(2) Robert Anderegg, age 59, Chief Financial Officer. Since October of 2006, Mr. Anderegg founded and has served as the Chief Operating Officer for KP Energy Consultants, Inc., now advEnergy Solutions, LLC, a national consulting group providing energy cost saving and equipment protection solutions. From December 2004 to October 2006, Mr. Anderegg served as the Chief Executive Officer and Practice Administrator for Medical Center Cardiologists, PSC, of Louisville, Kentucky, where he was responsible for directing five clinical and three administrative managers. From June 2003 to October 2004, Mr. Amderegg was the Business Manager for Jewish Hospital Healthcare Services in Louisville, Kentucky, where he was responsible for developing new business venture proforma statements, annual budgets, monthly operational analyses, and management reports. Mr. Anderegg received his Bachelor of Science in Accounting from the University of Southern California.

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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE BANKER'S STORE, INC.

Date: March 2, 2009                   By: /s/ Thomas C. Cook
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                                              Thomas C. Cook, Esq.
                                              President

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